UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5	Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The GEO Group, Inc. (“GEO” or the “Company”) 2020 Annual Meeting of Shareholders was held on May 19, 2020. The following matters were voted on at the meeting: (1) the election of eight directors for a term of one year and until their successors are duly elected and qualified, (2) the ratification of the appointment of Grant Thornton LLP to serve as GEO’s independent registered public accountants for the 2020 fiscal year, (3) the approval, in a non-binding advisory vote, of the compensation paid to GEO’s named executive officers, as disclosed in GEO’s Proxy Statement for the 2020 Annual Meeting of Shareholders, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, and (4) a shareholder proposal regarding an annual Lobbying Report. The final voting results for each matter submitted to a vote of shareholders at the meeting are set forth below.

1.    All of the Board’s director nominees were elected for a term of one year and until their successors are duly elected and qualified, by the votes set forth in the table below:

	Votes For	Votes Withheld	Broker Non-Votes
Anne N. Foreman	88,791,492	2,051,463	16,990,521
Richard H. Glanton	85,366,579	5,476,376	16,990,521
Jose Gordo	90,372,505	470,450	16,990,521
Scott M. Kernan	85,028,181	5,814,774	16,990,521
Guido Van Hauwermeiren	90,451,811	391,144	16,990,521
Christopher C. Wheeler	90,310,338	532,617	16,990,521
Julie Myers Wood	78,636,721	12,206,234	16,990,521
George C. Zoley	86,150,828	4,692,127	16,990,521

2.    The appointment of Grant Thornton LLP as GEO’s independent registered public accountants for the 2020 fiscal year was ratified by the shareholders, by the votes set forth in the table below:

For:	106,609,523
Against:	1,023,912
Abstain:	200,041
Broker Non-Votes:	0

3.    The shareholders approved, in a non-binding advisory vote, the compensation of GEO’s named executive officers, by the votes set forth in the table below:

For:	88,619,618
Against:	1,964,251
Abstain:	259,086
Broker Non-Votes:	16,990,521

4.    The shareholders did not approve the shareholder proposal regarding the preparation of an annual Lobbying Report, by the votes set forth in the table below:

For:	38,266,664
Against:	51,722,377
Abstain:	853,914
Broker Non-Votes:	16,990,521

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

May 20, 2020	By:	/s/ Brian R. Evans
Date		Brian R. Evans Senior Vice President and Chief Financial Officer (Principal Financial Officer)